                                ING EQUITY TRUST

                          ING Disciplined LargeCap Fund

                        Supplement dated January 8, 2004
   to the ING Equity Trust, ING Investment Funds, Inc. and ING Mayflower Trust
                    Statement of Additional Information (SAI)
                            Dated September 30, 2003


Effective January 2, 2004, the table in the eighth paragraph of the section entitled "Sub-Advisory Agreements" on page 37 of the SAI is amended to reflect the increased sub-adviser fee for ING Disciplined LargeCap Fund as follows:

                    FUND                                ANNUAL SUB-ADVISORY FEE
                    ----                                -----------------------
   Disciplined LargeCap Fund(1)             0.3150% of the Fund's average daily net assets





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